                               SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT



         This is a SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated the 14th day of August, 1998, made by and between PNC BANK, NATIONAL ASSOCIATION ("Lender"), having offices at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, and USA DETERGENTS, INC., a corporation organized and existing under the laws of the State of Delaware ("Borrower"), having its principal place of business at 1735 Jersey Avenue, North Brunswick, New Jersey 08902.


                              W I T N E S S E T H


         WHEREAS, Lender and Borrower have previously entered into a commercial lending relationship as evidenced by the Amended and Restated Loan and Security Agreement dated February 25, 1998 (the "Loan Agreement"); and

         WHEREAS, Borrower has or is about to refinance a portion of its Obligations with Finova Capital Corporation as agent for itself and other lenders (collectively, the "New Lender") and repay Lender on or before August 15, 1998 the principal sum of Twenty Five Million ($25,000,000.00) Dollars; and

         WHEREAS, Lender has agreed that upon receipt of the Pay Down (as hereinafter defined) it shall consent to a partial refinancing of Borrower's Obligations to Lender and the termination of its interest in certain of the Collateral and release the Guaranty of the Individual Guarantors; and

         WHEREAS, Lender is the holder of a warrant to acquire certain common stock of Borrower dated February 25, 1998 (the "Original Warrant") and has agreed that, upon receipt of the Pay Down, the Original Warrant shall be amended as herein provided; and

         WHEREAS, Lender and Borrower are desirous of amending and restating the terms and conditions of the Loan Agreement as herein provided.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

1.       DEFINITIONS

         Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:


         The definitions of the following terms shall have the meaning ascribed to them in the preambles to this Agreement:
                  Borrower
                  Lender
                  Loan Agreement
                  New Lender
                  Original Warrant

         "Affiliate" - any Person, which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, any other Person; for the purposes of this definition, "control" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" - this Second Amended and Restated Loan and Security Agreement.

         "Banking Day" - any day other than a Saturday, Sunday or legal holiday for banks under the laws of the State wherein the New Jersey office of the Lender as set forth above is located.

         "Bridge Loan" - the loan of Lender to Borrower evidenced by the Bridge Note.

         "Bridge Loan Agreement" - the Security Agreement dated March 31, 1997 entered into between Borrower and Lender.

         "Bridge Note" - the Amended and Restated Secured Bridge Note dated February 25, 1998 executed by Borrower and payable to Lender.

         "Capital Expenditure Loan" or "Capital Expenditure Loans" - the loan of Lender to Borrower evidenced by the Capital Expenditure Note.

         "Capital Expenditure Note" - the Amended and Restated Secured Capital Expenditure Note dated February 25, 1998 executed by Borrower and payable to Lender.

         "Collateral" - (i) the Real Estate Collateral, (ii) the unlimited continuing corporate guarantees of Chicago Management Powder Corp., Big Cloud Powder Corporation and Chicago Contract Powder Corporation; (iii) all policies or certificates of insurance related to the Real Estate Collateral and all claims of Borrower against third parties for loss of or damage to, or otherwise relating to, any of the Collateral and (iv) all rights and remedies which Borrower might exercise with respect to any of the foregoing but for the execution of this Agreement.

         "December 1996 Loan Agreement" - the Loan Agreement dated December 17, 1996 entered into between Borrower and Lender.

         "Default Rate" - a rate of interest two (2%) percent per annum in excess of the then applicable rate.

         "Encumbrance" - any security interest, mortgage, charge, claim, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capitalized lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC) in, upon, or against Borrower or any asset of Borrower, whether or not voluntarily given.

         "Environmental Claim" - any claim, suit, notice, order, demand or other communication made by any Person, including Borrower, with respect to Borrower or any of its properties, whether owned or leased, that: (i) asserts a violation of an Environmental Law; (ii) asserts a liability under an Environmental Law; (iv) demands information under an Environmental Law; (v) alleges personal injury or property damage resulting from Hazardous Substances; or (vi) alleges that there is or may be contamination.

         "Environmental Law" - any Governmental Rule concerning protection or regulation of the discharge of substances into the environment, including but not limited to those concerning air emissions, water discharges and treatment, storage tanks, and the handling, generation, treatment, storage and disposal of waste materials, chemical substances, pollutants, contaminants, toxic substances, pathogens, radioactive materials or hazardous substances of any kind, whether solid, liquid or gaseous, including without limitation the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss.1251 et seq.,; the Clean Air Act, 42 U.S.C. ss.7401 et seq.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss.1801-1812; the Toxic Substances Control Act, 15 U.S.C. ss.2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.136 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.300 et seq.; and each as amended and as now or hereinafter in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

         "Equipment" - all of Borrower's equipment, machinery, fixtures, motors, compressors, apparatus, fittings, lighting, electrical, plumbing, heating and air-conditioning systems, and communications systems, building supplies and materials, and all other tangible property similar to any of the foregoing, which become fixtures now or hereafter located upon or related, appurtenant or affixed to the Real Estate Collateral and usable in connection with the present or future operation of the Real Estate Collateral and all repairs, modifications, alterations, replacements, additions, parts and accessories thereto.

         "ERISA" - the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the related provisions of the Internal Revenue Code, and with all regulations and published interpretations issued thereunder by the United States Treasury Department, the United States Department of Labor and the Pension Benefit Guaranty Corporation.

         "Event of Default"- as defined in Section 9.

         "Existing Loans" - all of the following: (i) a Revolving Loan of up to $10,000,000.00; (ii) a Capital Expenditure Loan of up to $20,000,000.00; and
(iii) a Bridge Loan of $10,000,000.00.

         "GAAP" - generally accepted accounting principles in effect in the United States of America, consistently applied from reporting period to reporting period.

         "Governmental Authority" - any (i) nation, state, government, jurisdiction or jurisdictional authority (domestic, foreign or international), any political subdivision thereof, and any governmental, quasi-governmental, judicial, public, statutory, administrative or regulatory body, agency, department, bureau, authority, court, commission, board, office, instrumentality, administrative tribunal or other entity of any of the foregoing and any official thereof and (ii) any arbitrator, arbitration tribunal or other non-governmental entity which has jurisdiction over Borrower as a result of (A) the consent of Borrower or (B) being vested with such jurisdiction by any Governmental Authority.

         "Governmental Rule" - any constitutional provision, law, statute, code, act, rule, regulation, permit, license, treaty, ordinance, order, writ, injunction, decree, judgment, guideline, award, standard, directive, decision, determination, demand or holding of any Governmental Authority, whether in existence on the date hereof or whether issued, enacted or adopted hereafter, and any change therein or in the interpretation or application thereof following the date hereof.

         "Guarantor" or "Guarantors" - Chicago Management Powder Corp., Big Cloud Powder Corporation, Chicago Contract Powder Corporation and their successors and assigns and any other Person who, at any time, shall agree to guaranty and be a surety for the Obligations.

         "Individual Guarantors" - Mark Antebi, Daniel Bergman, Joseph Cohen, Uri Evan and Frederick Horowitz.

         "ISRA" - as defined in Section 4.9.

         "Loans" - the Revolving Loan, the Capital Expenditure Loan and the Bridge Loan, as the context may require, when not referred to by their full titles.

         "Missouri Property" - the real estate (and all buildings, improvements, Equipment and appurtenances thereto) owned by the Borrower in the City of Harrisonville, Cass County, Missouri, more particularly described in a certain First Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated February 25, 1998.

         "North Brunswick Property" - the real estate (and all buildings, improvements, Equipment and appurtenances thereto) owned by the Borrower in North Brunswick, County of Middlesex, New Jersey, more particularly described in a certain Mortgage & Security Agreement dated February 25, 1998.

         "Notes" - the Amended and Restated Secured Capital Expenditure Note and the Amended and Restated Secured Bridge Note, as the context may require, when not referred to by their full titles.

         "Obligations" - all the following: (i) all principal of and interest on the Revolving Loan, the Capital Expenditure Loan and the Bridge Loan, and all other sums payable by Borrower or any Related Entity under the terms of this Agreement or any of the Relevant Documents; (ii) all other indebtedness, liabilities, obligations and agreements of every kind and nature of Borrower or any Related Entity to or with Lender or any affiliate of Lender whether pursuant to this Agreement, any of the Relevant Documents or otherwise, whether in the form of refinancing, letters of credit, bankers acceptances, interest rate agreements, hedge or currency contracts, guarantees, loans, interest, overdrafts charges, fees, expenses or otherwise, whether direct or indirect, whether acquired outright, conditionally or as collateral security from another, whether absolute or contingent, joint or several, liquidated or unliquidated, secured or unsecured, and whether arising by operation of law or otherwise. (iii) all guarantees of any of Borrower's indebtedness to Lender;
(iv) any participation or interest of Lender or any affiliate of Lender in any indebtedness, liabilities or agreements of Borrower, any Related Entity or any such guarantor to or with others; (v) all out-of-pockets costs and expenses incurred by Lender in connection with this Agreement and the Relevant Documents at any time, including, but not limited to the expenses and reasonable fees of Lender's counsel, whether of outside counsel or the allocated cost of Lender's in-house counsel; (vi) in each case whether now existing or hereafter created, whether now or hereafter contemplated, and including without limitation any future advances, renewals, extensions modifications or changes in form of, or substitutions for, any of the items described in the preceding clauses (i) through (v).

         "Pay Down" - shall mean the payment to Lender in good funds of the principal sum of Twenty Five Million ($25,000,000.00) Dollars on account of the Loans on or before August 15, 1998, plus interest accrued to the date of payment and costs (including reasonable legal fees).

         "Permitted Encumbrance" - any one or combination of the following: (i) The liens and security interests in the Real Estate Collateral granted to Lender; (ii) Liens for taxes, assessments, governmental charges or levies on Borrower or any of Borrower's properties, but only if such taxes, assessments, governmental charges or levies (A) are at the time due and payable or if they can thereafter be paid without penalty or are being contested in good faith by appropriate proceedings diligently conducted and with respect to which Borrower has created adequate reserves; or (B) are not pursuant to any Environmental Law; (iii) Pledges or deposits to secure payment of workers' compensation obligations, unemployment insurance, deposits or indemnities to secure public or statutory obligations or for similar purposes; (iv) Mechanics', carriers' workmen's', repairmen's and other similar statutory liens incurred in the ordinary course of Borrower's business, so long as the liability secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings diligently conducted with respect to which Borrower has created adequate reserves or has adequate insurance protection; provided, however, that at no time may the aggregate amount of such liens exceed $100,000.00; (v) Encumbrances existing on the date hereof and listed on Schedule 5.8 of this Agreement; provided, however, that the amount of the indebtedness secured by each such encumbrance shall not exceed the indebtedness secured by such encumbrance existing on the date hereof; (vi) with regard to the

North Brunswick Property, a second mortgage lien (the "Second Mortgage") granted by the Borrower to 101 Realty Associates, L.L.C., a New Jersey limited liability company formed by the Individual Guarantors to secure the principal sum of $4,000,000.00, and interest thereon, dated the same date as this Agreement, and (vii) liens and security interests granted to New Lender in Borrower's assets other than the Real Estate Collateral.

         "Person" - any individual, partnership, corporation, association, trust, business trust, joint venture, joint stock company, limited liability company, limited liability partnership, limited partnership, unincorporated organization or enterprise or Governmental Authority.

         "Personal Property" - all tangible and intangible personal property of Borrower, excluding the Real Estate Collateral.

         "Plan" - any  employee benefit plan of Borrower relating to ERISA.

         "Pledge" - collectively, the Pledge of Trademark as Security and the General Pledge of Trademark as Security delivered by Borrower to Lender on February 25, 1998 and all amendments, modifications, substitutions and replacements thereto and thereof.

         "Post-Closing Collateral" - a mortgage on the leasehold estate (and all buildings, improvements, Equipment and appurtenances thereto) located at 6200 West 51st Street, Chicago (Clearing), Illinois (the "Chicago Property") owned by Chicago Contract Powder Corporation ("Chicago Contract"), which Lender recognizes requires the consent of the ground lessor, Witco Chemical Corporation (the "Witco Consent"), and that such mortgage is not effective until and unless the Witco Consent is obtained.

         "Prime Rate" - the rate of interest announced from time to time by Lender as its "prime rate" or "prime lending rate," which rate is determined from time to time by Lender as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by Lender to any particular class or category of customers.

         "Real Estate Collateral" - shall mean the mortgages, collateral assignments of leases or other liens granted by Borrower to Lender in and to the North Brunswick Property and the Missouri Property together with any leases, rents, issues or profits derived therefrom, or condemnation awards, or proceeds of insurance policies relative thereto.

         "Related Entity" - any corporate subsidiary of Borrower and any unincorporated association or other Person through which Borrower conducts any part of its business.

         "Relevant Documents" - any and all documents and instruments delivered to Lender pursuant or incident to this Agreement or any of the Loans (i) by Borrower or any Related Entity; (ii) by any pledgor or grantor of a lien, security interest or other right, or (iii) by any Guarantor of any of the Obligations, including without limitation the guarantees of the Obligations of Borrower executed by the Guarantors under even date.

         "Revolving Loan" or "Revolving Loans" - the loan of Lender to Borrower evidenced by the Revolving Note.

         "Revolving Note" - the Amended and Restated Secured Revolving Note dated February 25, 1998 executed by Borrower and payable to Lender.

         "Termination Date" - shall mean, in relation to the Bridge Loan and the Capital Expenditure Loan (absent the existence of an Event of Default), June 30, 1999.

         "UCC" - the Uniform Commercial Code as in effect from time to time in the State wherein Lender's office as set forth on the first page hereof is located.

         "Warrant" - the Amended and Restated Common Stock Purchase Warrant delivered by Borrower to Lender dated the date hereof and all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof.


2.       CREDIT FACILITIES

         Section 2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         DEBT

         2.1 PAY DOWN. Borrower hereby acknowledges that upon the payment of the Pay Down there remains due and owing to Lender on account of the Loans, the aggregate principal sum of $9,997,983.16 plus accrued and unpaid interest and costs (including reasonable legal fees). It is understood and agreed that the Pay Down shall be applied to the extent thereof first to interest due on the Existing Loans, then to Lender's cost and expenses (including reasonable legal fees), then to the principal of the Revolving Loan, then to the Capital Expenditure Loan and then to the Bridge Loan.

         2.2 REPAYMENT OF BALANCE OF LOANS. Borrower shall pay any unpaid principal balance, interest and costs and expenses due to Lender on account of the Loans in accordance with the terms of this Agreement, the Capital Expenditure Note and the Bridge Note but in all events on or before the Termination Date. Lender hereby acknowledges that the Revolving Loan has been paid in full.

         2.3 INTEREST RATE. The Loans shall bear interest at a fluctuating interest rate per annum equal to the following: (i) three quarters (3/4) of one percentage point above Lender's Prime Rate in effect from time to time from June 1, 1998 through and including August 31, 1998; (ii) one (1) percentage point above Lender's Prime Rate in the effect from time to time from September 1, 1998 through and including September 30, 1998; (iii) one and one quarter (1 1/4) percentage points above Lender's Prime Rate in effect from time to time from October 1, 1998 through and including October 31, 1998; (iv) one and one half (1 1/2) percentage points above Lender's Prime Rate in effect from time to time from November 1, 1998 through and including

November 30, 1998; (v) two (2) percentage points above Lender's Prime Rate in effect from time to time from December 1, 1998 through and including June 30, 1999. Each change in such fluctuating interest rate to take effect simultaneously with the corresponding change in the Prime Rate, without notice to Borrower.

         2.4 REPAYMENT. Interest on the Loans shall be due at the end of each calendar month and shall be payable immediately. Any failure or delay by Lender in presenting invoices for interest payments shall not discharge or relieve Borrower of the obligation to make such interest payments. The Loans plus all accrued and unpaid interest and fees thereon, shall be payable (x) on the Termination Date, or (y) at such other time as is provided in Section 10,
Section 12 or elsewhere in this Agreement, whichever of (x) or (y) shall first occur.

         2.5 ADDITIONAL PROVISIONS RE: INTEREST, FEES AND PAYMENTS ON ALL LOANS

                  2.5(1) INTEREST CALCULATION; LAWFUL RATE. Interest on the Loans shall be calculated on a daily basis upon the unpaid principal balance, with each day representing 1/360th of a year. If the interest rate calculated in accordance with any provision of this Agreement for any of the Loans would at any time exceed the maximum permitted by any law then applicable to such Loans, then for such period as such rate would exceed the maximum permitted by such law (and no longer), the rate of interest payable on the Loans shall be reduced to the maximum permitted by such law.

                  2.5(2) CHARGING PRINCIPAL AND INTEREST PAYMENTS. Lender may, at its discretion, charge the amount of any payment of principal or interest on any of the Loans to any checking or loan account of Borrower, deduct such amount from any future Loan to Borrower or other funds received by Lender against payment of such amount. Borrower hereby consents to all such charges. Anything herein to the contrary notwithstanding, Lender shall not make any such charge against an account or funds otherwise pledged to the New Lender as agent or any other Person.

                  2.5(3) DEFAULT RATE. Upon the occurrence and during the continuance of any Event of Default hereunder, the Loans shall, at the option of Lender, bear interest at the Default Rate.

                  2.5(4) NON-BANKING DAYS. If any payment pursuant to this Agreement or any of the Relevant Documents shall be stated to be due on a day other than a Banking Day, such payment may be made on the next succeeding Banking Day and such extension of time shall be included in computation of the interest or other payment due.

                  2.5(5) REIMBURSEMENT OF INCREASED COST TO LENDER. If any law, regulation or guideline, or change in any law, regulation or guideline or in the interpretation thereof, or any order or ruling by any Governmental Authority, or compliance by the Lender, with any Governmental Rule of any such Governmental Authority, shall impose, modify, or deem applicable to Lender any reserve, capital, special deposit or other requirement or condition in respect of this Agreement or any of the Loans, which results in an increased cost or reduced benefit to Lender in maintaining any of the Loans (as determined by reasonable allocation of the aggregate of such increased costs or reduced benefits to Lender resulting from such event), then Borrower shall pay to Lender from time to time, upon demand, additional amounts sufficient to compensate Lender for such increased costs or reduced benefits. Interest shall be due and payable on each such amount if not paid within ten (10) days after the date of such demand until payment in full thereof at the Default Rate. A certificate setting forth in reasonable detail such increased cost incurred or reduced benefit realized by Lender as a result of any such event shall be conclusive as to the amount thereof, absent manifest error.

         2.6      EXISTING LOANS.  Borrower hereby acknowledges that:

                           A. the Existing Loans are due from the Borrower to
Lender without any defense, offset or counterclaim whatsoever;

                           B. the Existing Loans shall henceforth be governed
and paid pursuant to this Agreement; and

                           C. all Existing Loans shall be secured by the
Collateral set forth herein.


3.       SECURITY INTEREST

         Section 3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following

         COLLATERAL

         3.1 PERSONAL PROPERTY. Effective upon receipt of the Pay Down in good funds, the Lender's security interest in the Personal Property and Post Closing Collateral of the Borrower is hereby released and terminated and Lender shall thereupon cease to have a lien on the Personal Property of the Borrower and shall retain a lien only on the Real Estate Collateral. In furtherance thereof, Lender shall execute and deliver to Borrower on the date of the Pay Down (a) Uniform Commercial Code termination statements relevant thereto for the state filing offices in which Lender has filed a lien, including, but not limited to, the offices set forth in Exhibit "A" attached hereto and made a part hereof, and (b) a discharge of the assets subject to the Pledge. Lender shall execute and deliver such additional documents as Borrower may reasonably request from time to time to effectuate the termination of Lender's security interest in the Personal Property, at the Borrower's sole cost and expense.

         3.2 INDIVIDUAL GUARANTORS. Effective upon receipt of the Pay Down in good funds by the Lender, the Individual Guarantors shall be deemed released of their obligations to Lender under the terms of the guarantees executed by them.

         3.3 OTHER COLLATERAL. As security for the due and punctual payment and performance of all of the Obligations, whether pursuant to this Agreement or otherwise,

Borrower has mortgaged and granted assignments of leases and rents to Lender in the Real Estate Collateral.

         3.4 FURTHER ASSURANCES. Borrower shall execute and deliver such other documents (in form and substance satisfactory to Lender) and take such other actions as Lender may reasonably request from time to time in order to create, perfect or continue the mortgage and assignment of lease interests and other liens provided for by this Agreement in the Real Estate Collateral. All Real Estate Collateral shall be retained by Lender to secure the repayment of the Loans in accordance with the terms of this Agreement, the Capital Expenditure Note and the Bridge Note.


4.       REPRESENTATIONS AND WARRANTIES.

         Section 4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         REPRESENTATIONS AND WARRANTIES.
         Borrower represents and warrants to Lender that the following statements are true and accurate.

         4.1      ORGANIZATION AND QUALIFICATION

                  4.1(1) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction stated at the beginning of this Agreement.

                  4.1(2) Borrower has the power and authority, and all necessary licenses or other authorizations, to own its properties and to carry on its business as now conducted, and is duly qualified and in good standing in each jurisdiction wherein the nature of the property owned or used or of the business conducted requires such qualification, except where the failure to satisfy such requirements would not have a material adverse effect on the Borrower's operations, financial condition, or ability to perform under the terms of this Agreement.

         4.2      DUE AUTHORIZATION; NO DEFAULT

                  4.2(1) The execution, delivery and performance by Borrower of this Agreement, the Notes and the Relevant Documents are within Borrower's powers, have been duly authorized by all necessary action on the part of Borrower, and do not and will not (a) violate Borrower's Certificate of Incorporation or By-Laws, or any Governmental Rule of any Governmental Authority, (b) constitute a breach of, or default under, any agreement, undertaking or instrument to which Borrower is a party or by which it may be affected, or (c) result in the imposition of any lien, Encumbrance or restriction on any assets of Borrower.

                  4.2(2) Borrower has delivered to Lender true and complete copies of Borrower's resolutions necessary to authorize the transactions contemplated by this Agreement, and of Borrower's Certificate of Incorporation and By-Laws, all as in effect on the date hereof and certified by a duly authorized officer of Borrower.

                  4.2(3) This Agreement, upon its execution and delivery, shall be a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and the Notes and Relevant Documents remain legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

         4.3 NO PROCEEDINGS. Except as forth in Schedule 4.3 to this Agreement, there are no pending or threatened claims, actions, proceedings or investigations before any Governmental Authority that may, singly or in the aggregate, have a material adverse effect on (a) the validity or enforceability of this amendment to the Loan Agreement, any of the Notes or any of the Relevant Documents, or the ability of Borrower to perform any of its Obligations, or (b) the financial condition or the properties or operations of Borrower.

         4.4      NO CHANGE IN FINANCIAL CONDITION; SOLVENCY.

                  4.4(1) There has been no material adverse change in Borrower's financial condition since February 25, 1998.

                  4.4(2) Borrower's assets, at a fair valuation, exceed Borrower's liabilities (including, without limitation, contingent liabilities), Borrower has the capacity to pay its debts, and Borrower has capital and assets sufficient to carry on its business.

         4.5 COMPLIANCE WITH LAWS. Except as set forth in Schedule 4.5 of this Agreement, Borrower is in compliance in all material respects with all Governmental Rules applicable to its ownership or use of properties or the conduct of its business; Borrower has not received any notice of violation of any of the foregoing; and Borrower is not in violation of any judgment, order or decree of any Governmental Rule.

         4.6 NO OTHER VIOLATIONS. Borrower is not in violation of any term of its Certificate or Articles of Incorporation or Bylaws.

         4.7 TAXES AND ASSESSMENTS. Except as set forth on Schedule 4.7(A) of this Agreement, Borrower has filed all federal, state and local tax returns and other reports it is required to file to the date hereof (or has obtained valid, written extensions as to any not so filed), has paid all taxes, assessments, and other governmental charges due and payable to the date hereof, and has made adequate provision for the payment of such taxes, assessments and charges accrued but not yet payable. Borrower has no knowledge of any deficiency or additional assessment in a materially important amount in connection with any taxes, assessments or other governmental charges not provided for or disclosed in the financial statements set forth on Schedule 4.7(B) of this Agreement.

         4.8 OTHER REPRESENTATIONS AND WARRANTIES. Except as otherwise set forth herein, all other representations and warranties of the Borrower as set forth in the Loan Agreement are true accurate and correct as of the date hereof and do not as of this date contain any material fact or omit to state any material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it has been made.

         4.9 ENVIRONMENTAL MATTERS. Except as disclosed in Schedule 4.9 to this
Agreement: (a) no property owned or used by Borrower and located in the State of New Jersey is an "industrial establishment" within the meaning of the New Jersey Industrial Site Recovery Act ("ISRA") or is or has been used for the generation, manufacture, refining, transportation, treatment, storage handling or disposal of any "hazardous substances" or "hazardous wastes" within the meaning of ISRA; (b) the following are all of the Standard Industrial Classification Codes applicable to the properties and operations of Borrower:
2841; (c) Borrower is in compliance with all applicable Environmental Laws; (d) there has been no contamination or release of hazardous substances, at, upon, under or within any property owned or, to the best of Borrower's knowledge, at, upon, or within any property leased by Borrower, and there has been no contamination (as defined in any applicable Environmental Law) or release of hazardous substances (as defined in any applicable Environmental Law) on any other property that has migrated or threatens to migrate to any property owned by Borrower or, to the best of Borrower's knowledge, to any property leased by Borrower; (e) there are not now and never have been above-ground or underground storage tanks at any property owned by Borrower or, to the best of Borrower's knowledge, at any property leased by Borrower; (f) there are no transformers, capacitors, or other items of Equipment containing polychlorinated biphenyls at levels in excess of 49 parts per million, violative of applicable Environmental Law, at any property owned by Borrower or, to the best of Borrower's knowledge, at any property leased by Borrower; (g) other than materials used or produced, held, transported and disposed of in accordance with Environmental Laws, Borrower has not used its operations for, and properties owned or leased by Borrower are not now and have never been used by Borrower (or, to the best knowledge of Borrower after due inquiry, by any predecessor in possession or other Person) for treatment, generation, storage, recycling, or disposal of hazardous substances; (h) no hazardous substances are present at any property owned by Borrower or, to the best of Borrower's knowledge, at any property leased by Borrower, nor will any hazardous substances be present upon any such property or utilized in the operation thereof by Borrower except which are transported, used, stored, disposed of and otherwise handled in accordance with all Environmental Laws, in proper storage containers; (i) all permits and authorizations required under Environmental Laws for all operations of Borrower have been duly issued and are in full force and effect, including but not limited to those for air emissions, water discharges and treatment, storage tanks and the generation, treatment, storage and disposal of hazardous substances; (j) there are no pending or threatened Environmental Claims against Borrower or any property owned or leased by Borrower; and Borrower has not created or caused any condition or occurrence with respect to any property owned or leased by Borrower that could reasonably be anticipated (x) to form the basis of an Environmental Claim against Borrower or its properties or (y) to cause any property owned or leased by Borrower to be subject to any restrictions on its ownership, occupancy or transferability under any Environmental Law; (k) no notice relating to hazardous substances is contained in any deed relating to any property owned by Borrower or, to the best of Borrower's knowledge, in any deed relating to any property leased by Borrower and there are no facts or conditions on any such property that would require that such a notice be placed in the deed to any such property; (l) no portion of any property owned by Borrower or, to the best of Borrower's knowledge, any property leased by Borrower, contains asbestos-containing material that is or threatens to become friable; and (m) the representations and warranties set forth in this Section 4.9 shall survive repayment of the Obligations and the termination of this Agreement and the Relevant Documents.

5.       AFFIRMATIVE COVENANTS

         Section 5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that, until full and final payment and performance of the Loans and all other Obligations under this Agreement and the Relevant Documents, Borrower shall, unless Lender shall otherwise consent in writing:

         5.1 MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. Maintain and preserve in full force and effect its existence and good standing and all other rights, powers, franchises, licenses and qualifications necessary or desirable for its ownership or use of properties material to, or the conduct of, its business.

         5.2 PAYMENT OF TAXES AND OTHER OBLIGATIONS. Pay, before they become delinquent, all taxes, assessments and governmental charges imposed upon the Real Estate Collateral, except where the same is being contested in good faith.

         5.3 MAINTENANCE OF PROPERTIES. Maintain its properties in good working order and condition, normal wear and tear excepted.

         5.4 NOTICE OF ADVERSE EVENTS. Promptly notify Lender in writing of the occurrence or existence of any of the following: (a) any Event of Default as defined in this Agreement or any event which, with the giving of notice, lapse of time or other condition, would become such an Event of Default; (b) any matter or event which has resulted in, or may result in, a material adverse change in the financial condition or any property or operations of Borrower;
(c) any material claim, action, proceeding or investigation filed or instituted against Borrower, or any adverse determination in any material pending action, proceeding or investigation affecting it; (d) any loss from casualty or theft in excess of $250,000.00, whether or not insured, affecting property of Borrower; (e) whether or not otherwise reportable under this Section 5.4, any complaint, citation, order or other notice of a violation of a claim involving any of the following, if the liability or penalty therefor may exceed $100,000 singly or in the aggregate: any applicable Governmental Rules relating to air emissions, water discharge, noise emissions, solid or liquid disposal, hazardous waste or substances, or other environmental health or safety matters (the notice to Lender to include, along with other relevant information, the name of the complainant or claimant and the nature and potential amount of the claim); (f) any event or condition described in Section 9.13 of this Agreement relating to ERISA; or (g) if any of the representations and warranties contained in this Agreement, or in any of the Relevant Documents or any other writing delivered to Lender by Borrower in connection with this Agreement or any of the transactions contemplated thereby, ceases to be true, correct and complete in any material respect.

         5.5 INFORMATION AND DOCUMENTS TO BE FURNISHED TO LENDER. Furnish to Lender in form and substance satisfactory to it:

                  5.5(1) REPORTING REQUIREMENTS. Upon request, such information and statements as Lender shall reasonably request from time to time regarding Borrower's business affairs, financial condition and the results of its operations. Without limiting the generality of the foregoing, Borrower shall provide Lender with:

                  (i) for each month other than December in each year, within thirty (30) days after the end of each month, unaudited financial statements with respect to the prior month prepared on a basis consistent with such statements prepared in prior months and otherwise in accordance with GAAP, provided that (a) no such monthly reports will be required until January, 1999, and (b) for the months of January and February 1999, unaudited financial statements within forty-five (45) days after the end of such months and for each of March, June and September of each fiscal year of Borrower, Borrower may deliver such unaudited financial statements in accordance with paragraph (ii) below.

                  (ii) within fifty (50) days after the end of each quarter but in no event more than five (5) days after the date of filing with the Securities and Exchange Commission, unaudited financial statements with respect to the prior quarter prepared on a basis consistent with such statements prepared in prior quarters and otherwise in accordance with GAAP, it being acknowledged that Borrower's delivery of its 10Q report will satisfy the foregoing reporting requirement.

                  (iii) audited annual financial statements, prepared in accordance with GAAP, including balance sheets, income and cash flow statements, accompanied by the unqualified report thereon of independent certified public accountants reasonably acceptable to Lender as soon as available, and, in any event, within one hundred (100) days after the end of each fiscal year of Borrower, it being acknowledged that Borrower's delivery of its 10K report will satisfy the foregoing reporting requirement, together with the management letter, in the form provided to the auditors and shareholders of Borrower within one hundred fifty (150) days after the end of each fiscal year of Borrower.

                  (iv) at least fifteen (15) days prior to the end of each fiscal year of Borrower, annual operating budget (including income statement, balance sheet and cashflow statement, by month) for the upcoming fiscal year of Borrower; and

                  (v) such certificates relating to the foregoing as Lender may reasonably request, including, without limitation, a certificate from the president or the chief financial officer of Borrower ("Compliance Certificate") monthly with regard to all covenants, in each case also stating whether any Event of Default has occurred or event which, with giving of notice or the passage of time, or both, would constitute an Event of Default, and if so, the steps being taken to prevent or cure such Event of Default, and such other certificates relating to the reporting requirements set forth in this Section 5.5(1) as Lender shall reasonably request. All reports or financial statements submitted by Borrower shall be in reasonable detail and shall be certified by the chief financial officer of Borrower as being complete and correct.

                  5.5(2) PUBLIC COMPANY REPORTING. In addition to the reporting requirements under Section 5.5(1) above, Borrower shall deliver to Lender, (i) all press releases made available general by Borrower or any of its Related Entities to the public concerning material developments in the business of Borrower or any such Related Entity and all notifications received from the Securities and Exchange Commission by Borrower or its Related Entities which are of public record pursuant to the Security Exchange Act of 1934 and the rules promulgated thereunder, and (ii) true and complete copies of all financial statements, reports, notices and documents set or made available by Borrower to its securities holders or publicly filed with the Securities and Exchange Commission, any other federal agency at any time administering United States securities laws and with any other governmental agency (including, without limitation, 10Q reports, 10K reports, proxy statements and registration statements), within five (5) Business Days after such reports are filed, but in no event more than five (5) Business Days after the due date of such documents.

                  5.5(3) ACCOUNTANT'S CERTIFICATE/RELIANCE LETTER. Simultaneously with the delivery of the annual financial statements referred to in Section 5.5(1), a certificate of the certified public accountant preparing such statements stating his/her acknowledgment of Lender's reliance upon such financial statements in providing financial accommodations to Borrower which certificate shall also include an affirmative acknowledgment by Borrower that Borrower has knowledge of the submission of such financial statements to Lender and of Lender's reliance thereon.

                  5.5(4) ERISA DOCUMENTS. As soon as filed or distributed, all ERISA reports, notices, returns and other documents filed as required by or in compliance with ERISA, whether to the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation or any other appropriate agency.

                  5.5(5) VIOLATIONS. Immediately, a copy of any complaint, citation, order or other notice of a violation or claim required to be reported pursuant to Subsection 5.4 of this Agreement.

                  5.5(6)   OTHER DOCUMENTS.  Promptly upon demand:

                           (A) A certificate executed by an officer of Borrower
satisfactory to Lender stating that there then exists no Event of Default hereunder and no event which, with the giving of notice or lapse of time or other condition, would constitute an Event of Default;

                           (B) Photocopies of documents evidencing right to
payment (and if an Event of Default occurs, all original documents evidencing right to payment, including but not limited to invoices, original orders, and shipping and delivery receipts); and

                           (C) Such other documents or information as Lender
may reasonably request, including financial projections and cash flow analysis.

         5.6 ACCESS TO PROPERTY. At any time and from time to time, upon request by Lender, give any representative of Lender access, during normal business hours, to inspect any of Borrower's properties.

         5.7      INSURANCE.

                  5.7(1) LIABILITY AND PROPERTY INSURANCE. Maintain at Borrower's expense (with such insurers, in such amounts and with such deductibles (not greater than $10,000.00) as is reasonably satisfactory to Lender, public liability and third party property damage insurance and insurance on the Real Estate Collateral (including without limitation, insurance against fire, explosion, boiler damage, theft, burglary, pilferage, loss in transit and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses), which insurance shall be evidenced by policies (i) in form and substance reasonably satisfactory to Lender, (ii) designating Lender and its assigns as mortgagee, additional co-insureds and loss payees as their interests may appear from time to time, (iii) containing a "breach of warranty clause" whereby the insurer agrees that (1) a breach of the insuring conditions or any act or neglect of Borrower or any other named insured, (2) the foreclosure or other proceedings or notice of sale or enforcement of any lien or security relating to the property of the Borrower, (3) the occupation of the premises wherein such property is located for purposes more hazardous than are permitted by the policy of insurance, or (4) any errors, omissions, or improper or incorrect reporting by the named insured, shall not invalidate the insurance as to Lender and its assigns, and (iv) requiring at least thirty (30) days' prior written notice to Lender and its assigns before cancellation or any material change shall be effective.

                  5.7(2) COPIES OF POLICIES. Upon demand, deliver to Lender a photocopy of each policy (and if an Event of Default has occurred, the original of each policy) evidencing insurance required by this Section 5.7, together with evidence of payment of all premiums therefor.

                  5.7(3) NOTICE AND PROOF OF LOSS. In the event of loss or damage, forthwith notify Lender and file proofs of loss satisfactory to Lender with the appropriate insurer, but without limiting the rights of Lender pursuant to Subsection 8.1(5).

                  5.7(4) PROCEEDS. Forthwith upon receipt, endorse and deliver insurance proceeds (for any loss or property damage to the Collateral) to Lender, but without limiting the rights of Lender pursuant to Subsection 8.1(5).

                           In no event shall Lender be required either to (i)
ascertain the existence of or examine any insurance policy, or (ii) advise Borrower in the event such insurance coverage shall not comply with the requirements of this Agreement.

         5.8 CONDITION OF COLLATERAL; NO LIENS. Maintain the Collateral in good condition and repair at all times (normal wear and tear excepted), preserve the Real Estate Collateral from loss, damage, or destruction of any nature whatsoever, and keep the Collateral free and clear of any Encumbrance, except Permitted Encumbrances including any identified on Schedule 5.8 to this Agreement .

         5.9 RECORDS. Maintain complete and accurate books and records of the Collateral.

         5.10 FURTHER ASSURANCES. From time to time, execute and deliver such further documents and take such further actions as Lender may reasonably request in order to carry out the purposes of this Agreement, the Relevant Documents and any other instruments, documents and agreements which shall be executed concurrently herewith or thereafter with regard to the transactions contemplated by this Agreement.

         5.11 RELATED ENTITIES. Cause each Related Entity to comply with the covenants stated in this Section 5, to the extent relevant to such entity, as if stated with reference to such entity.

         5.12 ENVIRONMENTAL SITE ASSESSMENTS. In the event the Loans have not been paid by February 1, 1999, then in that event, at the request of Lender, Borrower shall deliver to Lender, upon demand, Phase I environmental site assessments for all real property owned or leased by Borrower, in form and substance satisfactory to Lender, and such additional reports that may be requested following the completion of any remediation or further investigation recommended by such site assessment, in a manner satisfactory to Lender.

6.       NEGATIVE COVENANTS

         Section 6 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         NEGATIVE COVENANTS

         Borrower covenants and agrees that, until full and final payment and performance of the Loans and all other Obligations under this Agreement and the Relevant Documents, Borrower shall not, unless Lender shall otherwise consent in writing:

         6.1 NO CONSOLIDATION, MERGER, ACQUISITION, LIQUIDATION. Enter into any merger, consolidation, reorganization or recapitalization; take any steps in contemplation of dissolution or liquidation; conduct any part of Borrower's business through any corporate subsidiary, unincorporated association or other entity not disclosed on Schedule 6.1 to this Agreement; or acquire the stock or assets of any person, firm, joint venture, partnership, corporation or other entity, whether by merger, consolidation, purchase of stock or otherwise.

         6.2 DISPOSITION OF COLLATERAL. Sell, lease, or otherwise transfer or dispose of any or all of the Real Estate Collateral.

         6.3 OTHER LIENS. incur, create or permit to exist, in an aggregate amount at any time exceeding $100,000.00 in excess of Permitted Encumbrances, any Encumbrance, conditional sale or other title retention agreement, lease having substantially the same effect as any of the foregoing, or other preferential arrangement of any type, in each case upon or with respect to Real Estate Collateral of Borrower, except Permitted Encumbrances.

         6.4 LOANS. Make advances, loans or extensions of credit to, or invest in, any Person except for loans or cash advances to employees (i) in the amount of $341,000 until December 31, 1998, and (ii) as of January 1, 1999 and thereafter, not in excess of an aggregate amount of $205,000 in any fiscal year of Borrower on a consolidated basis with its Affiliates.

         6.5 GUARANTIES; CONTINGENT LIABILITIES. Except as set forth in Section 6.3, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person or entity (except a subsidiary of Borrower), except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

         6.6 DIVIDENDS AND OTHER DISTRIBUTIONS. Declare or pay any cash dividend or make any distribution on, or redeem, retire or otherwise acquire directly or indirectly, any share of its stock, or make any distribution of assets to its stockholders without the prior written consent of Lender.

         6.7 MODIFICATION OF GOVERNING DOCUMENTS. Change, alter or modify, or permit any change, alteration or modification of, its Certificate of Incorporation or Bylaws (or partnership agreement) or other governing documents.

         6.8 CHANGE BUSINESS. Cause or permit a material change in the nature of its business as conducted on the date of this Agreement.

         6.9 CHANGE OF ACCOUNTING PRACTICES. Change its present accounting principles or practices in any material respect, except as may be required or permitted by changes in or pursuant to GAAP.

         6.10 INCONSISTENT AGREEMENT. Enter into any agreement containing any provision that would be violated by the performance of the Obligations or Borrower's obligations under any of the Relevant Documents or under any document delivered or to be delivered by it in connection therewith.


7.       CONDITIONS TO MAKING EXTENSIONS OF CREDIT

         Section 7 of the Loan Agreement is hereby deleted in its entirety.


8.       ADDITIONAL POWERS OF LENDER

         Section 8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         ADDITIONAL POWERS OF LENDER

         8.1 POWERS OF ATTORNEY. Borrower hereby constitutes and appoints Lender (and any employee or agent of Lender, with full power of substitution) its true and lawful attorney and agent in fact to take any or all of the actions described below in Lender's or Borrower's name and at Borrower's expense.

                  8.1(2) EVIDENCE OF LIENS. Lender may execute such financing statements and other documents and take such other actions as Lender deems reasonably necessary or proper in order to create, perfect or continue the mortgage liens provided for by this Agreement or any of the Relevant Documents, and Lender may file the same in any appropriate governmental office.

                  8.1(3) PRESERVATION OF COLLATERAL. Lender, acting in good faith, may take any and all actions that it deems necessary or proper to preserve its interest in the Collateral, including without limitation the payment of debts of Borrower that might impair the Collateral or Lender's security interest therein, the purchase of insurance on the Real Estate Collateral, the repair or safeguarding of the Real Estate Collateral, or the payment of taxes, assessments or other liens thereon. All sums so expended by Lender shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand with interest at the Default Rate from the respective dates such sums are expended.

                  8.1(4) LENDER'S RIGHT TO CURE. In the event Borrower fails to perform any of its Obligations, then Lender may perform the same but shall not be obligated to do so. All sums so expended by Lender shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand with interest at the Default Rate from the respective dates such sums are expended.

                  8.1(5) INSURANCE. Lender may file proofs of loss and claim with respect to any of the Real Estate Collateral with the appropriate insurer, and may endorse in its own and Borrower's name any checks of drafts constituting insurance proceeds.

         8.2 IRREVOCABILITY; LENDER'S DISCRETION. Borrower covenants and agrees that any action described in Section 8.1 may be taken at Lender's sole and absolute discretion, acting in good faith, at any time and from time to time, and (unless stated specifically to the contrary in Section 8.1 with respect to any power) whether prior or subsequent to an Event of Default, and Borrower hereby ratifies and confirms at actions so taken. Borrower further covenants and agrees that the power of attorney granted by Section 8.1 are coupled with an interest and shall be irrevocable until full and final payment and performance of the Loans and all other Obligations under this Agreement and the Relevant Documents; that said powers are granted solely for the protection of Lender's interest and Lender shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Lender's discretion; and that neither Lender nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error of judgment, in connection with any such powers.


9.       EVENTS OF DEFAULT

         Section 9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         EVENTS OF DEFAULT


         The occurrence of any of the following shall constitute an Event of
Default:

         9.1 FAILURE TO PAY. Borrower fails to pay when due any principal of or interest on any Revolving Loan, Capital Expenditure Loan or Bridge Loan or any other sum owing to Lender, including without limitation any of the Obligations arising under this Agreement or any of the Relevant Documents or under any other agreement with Lender;

         9.2 FAILURE TO PERFORM. Borrower fails to perform or observe any covenant, term or condition of this Agreement or any of the Relevant Documents, and such default is not cured within three (3) business days following written notification of such violation;

         9.3 CROSS DEFAULT; DEFAULT ON OTHER DEBT. (a) Any other default on any of the Obligations or under any of the Relevant Documents occurs, after applicable notice and cure periods, if any, or (b) default occurs under any indebtedness for borrowed money of Borrower, or of any Guarantor of any of the Obligations, to any third party which in the aggregate exceeds One Hundred Thousand ($100,000.00) Dollars, and such third party declares such indebtedness or other obligation due prior to its date of maturity.

         9.4 FALSE REPRESENTATION OR WARRANTY. Any representation, warranty or statement contained in this Agreement, in any of the Relevant Documents or in any other writing delivered to Lender in connection with the Collateral, this Agreement or any of the transactions contemplated thereby, proves to have been incorrect in any material respect when made;

         9.5 CESSATION OF BUSINESS. Borrower ceases to do business as a going concern;

         9.6 CHANGE IN CONDITION. There occurs any material and adverse change in the condition or affairs, financial or otherwise, of Borrower or of any endorser, guarantor or surety for any of the Obligations, which in the reasonable opinion of Lender impairs Lender's security or increases its risks;

         9.7 LIQUIDATION OR DISSOLUTION. Borrower takes any action to authorize its liquidation or dissolution;

         9.8 INABILITY TO PAY DEBTS. Borrower (a) becomes unable or fails to pay its debts generally as they become due, (b) admits in writing its inability to pay its debts, or (c) proposes or makes a composition agreement with creditors, a general assignment for the benefit of creditors, or a bulk sale;

         9.9 BANKRUPTCY; INSOLVENCY. Any proceeding is instituted by or against Borrower (a) seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (b) seeking appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, or Borrower takes any action to authorize or consent to any action described in this Section 9.9 and not stayed or dismissed within sixty (60) days.

         9.10 JUDGMENTS. One or more judgments or orders (other than shareholder litigation) for the payment of money exceeding $250,000.00 in the aggregate in any fiscal year are rendered against Borrower and/or its Related Entities that are not covered by insurance, and any such judgment(s) or order(s) continue(s) unsatisfied and not effectively discharged or stayed for a period of forty-five (45) consecutive days from the entry thereof;

         9.11 ATTACHMENT. Any part of the Real Estate Collateral becomes subject to attachment, execution, levy or like process which shall not have been effectively stayed;

         9.12 CONDEMNATION. Any governmental agency, or other entity with power to do so, commences proceedings to condemn, seizes or expropriates the Real Estate Collateral (unless Borrower obtains an injunction against such actions within thirty (30) days from the date of their commencement) necessary for the conduct of Borrower's business as conducted on the date of this Agreement, without material change, or Borrower abandons the Real Estate Collateral or suspends operation thereof for a period of thirty (30) consecutive days;

         9.13 ERISA. With respect to any Plan, there occurs or exists any of the events or conditions described in the following clauses (a) through (h) and such event or condition, together with all like events or conditions, could in the opinion of Lender subject Borrower to any tax, penalty or other liability that might, singly or in the aggregate, have a material adverse effect on the financial condition or the properties or operations of Borrower: (a) a reportable event as defined in Section 4043 of ERISA, (b) a prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code, (c) termination of the Plan or filing of notice of intention to terminate, (d) institution of the Pension Benefit Guaranty Corporation of proceedings to terminate, or to appoint a trustee to administer, the Plan, or circumstances that constitute grounds for any such proceedings, (e) complete or partial withdrawal from a multi-employer Plan, or the reorganization, insolvency or termination of a multi-employer Plan, (f) an accumulated funding deficiency within the meaning of ERISA, (g) violation of the reporting, disclosure or fiduciary responsibility requirements of ERISA or the Internal Revenue Code, or (h) any act or condition which could result in direct, indirect or contingent liability to any Plan or the Pension Benefit Guaranty Corporation; or

         9.14 GUARANTY. Any guaranty of any of the Obligations by the Guarantors ceases to be effective or any Guarantor denies liability thereunder.


10.      REMEDIES


         Section 10 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:


         REMEDIES


         10.1 RIGHTS IN GENERAL. Automatically upon the occurrence of an Event of Default described in Section 9, and at the option of Lender upon the occurrence of any other Event of Default, (a) the principal and accrued interest of the Loans, all other amounts payable under this Agreement and all other Obligations shall become and be immediately due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower, and (b) Lender shall be entitled to exercise forthwith (to the extent and in such order as Lender may elect, in its sole and absolute discretion) any or all rights and remedies provided for in this Agreement, the mortgages, the assignment of leases, the Capital Expenditure Note, the Bridge Note or any Relevant Documents, all rights and remedies of a secured party under the UCC, and all other rights and remedies that may otherwise be available to Lender by agreement or at law or in equity.

         10.2 SPECIFIC RIGHTS REGARDING COLLATERAL. In addition to the rights as stated generally in Section 10.1, Borrower agrees that, upon the occurrence of an Event of Default, Lender shall be entitled to the rights and remedies, and Borrower shall have the obligations, set forth below:

                  10.2(1) Lender may enter upon the Real Estate Collateral and take possession thereof.

                  10.2(2) Any cash proceeds of sale, lease or other disposition of Collateral shall be applied as follows:

                  First: To the expenses of collecting, enforcing, safeguarding, holding and disposing of Collateral, and to other expenses of Lender in connection with the enforcement of this Agreement, any of the Notes, any of the Relevant Documents, or any other agreement relating to any of the Obligations (including without limitation court costs and the fees and expenses of attorneys, accountants and appraisers), together with interest at the Default Rate from the respective dates such sums are expended;

                  Second: Any surplus then remaining to the payment of interest and principal of the Loans and other sums payable as part of the Obligations, in such order as Lender elects; and

                  Third: Any surplus then remaining to Borrower or whoever may be lawfully entitled thereto.


         10.3 CUMULATIVE REMEDIES; NO WAIVER BY LENDER. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available to Lender by agreement or at law or in equity, and Lender may exercise its remedies concurrently, independently, or successively. No express or implied waiver by Lender of any default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default. The failure or delay of Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar contingencies, and any single or partial exercise of any particular right by Lender shall not exhaust the same or constitute a waiver of any other right.

         10.4 WAIVERS AND AGREEMENTS RELATING TO REMEDIES. In connection with any action or proceeding arising out of or relating in any way to this Agreement, any of the Notes, any of the Loans, any of the Relevant Documents, any other agreement relating to any of the Obligations, any of the Collateral, or any act or omission relating to any of the foregoing:

                  10.4(1) Borrower agrees that all of the Collateral constitutes equal security for all of the Obligations, and agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion, free of any requirement for the marshaling of assets or other restriction upon Lender in dealing with the Collateral; and

                  10.4(2) Borrower agrees that Lender may proceed directly against Borrower for collection of any or all of the Obligations without first selling, retaining or otherwise dealing with any of the Collateral.


11.      ADDITIONAL WAIVERS AND CONSENTS OF BORROWER

         Section 11 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         ADDITIONAL WAIVERS AND CONSENTS OF BORROWER

         11.1 WAIVERS. Borrower waives demand, presentment, notice of dishonor or protest of any instruments either of Borrower or others which may be included in the Collateral.

         11.2 CONSENTS. Borrower consents to (a) any extension, postponement of time of payment or other indulgence, (b) any substitution, exchange or release of Collateral, (c) any addition to, or release of, any party or person primarily or secondarily liable, and (d) after the occurrence of an Event of Default, any acceptance of partial payments on any Accounts or instruments and the settlement, compromising or adjustment thereof.

         11.3 APPLICATIONS OF PAYMENTS. Borrower consents and agrees that, whether or not an Event of Default shall have occurred, Lender shall be entitled to apply the proceeds of any payment on account of the Loans made to Lender by or on behalf of Borrower, including, without limitation, any and all proceeds arising from any of the Collateral securing the obligations of Borrower to Lender, in the manner and against the Obligation or Obligations as determined in the sole and absolute discretion of Lender.


12.      TERMINATION OF AGREEMENT

                  Section 12 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         TERMINATION OF AGREEMENT


         12.1 TERMINATION CHARGE. On the Termination Date or if this Agreement is terminated at any time and for any reason, Borrower shall pay to Lender:

                  (i)   The principal and interest due on the Loans; plus

                  (ii) All other Obligations under this Agreement and the Relevant Documents; plus

                  (iii) The sum of Two Hundred Fifty Thousand Dollars ($250,000.00).


         12.2 RIGHTS UPON TERMINATION. Notwithstanding the termination of this Agreement as herein provided, Lender's mortgages on the Real Estate Collateral, assignment of leases and liens on the Collateral, together with its rights and remedies herein set forth shall remain in full force and effect until all Borrower's Obligations are paid in full.

         12.3 RELEASE. IN CONSIDERATION OF LENDER'S ENTERING INTO THIS AGREEMENT, BORROWER AND GUARANTORS HEREBY RELEASE THE LENDER, ITS SUCCESSORS AND ASSIGNS, ATTORNEYS, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES, FROM ANY AND ALL CLAIMS THEY OR ANY OF THEM HAVE, HAD OR MAY CLAIM TO HAVE, AT ANY TIME, AGAINST THE LENDER RELATING TO, ARISING OUT OF OR RESULTING FROM THE DECEMBER 1996 LOAN AGREEMENT, BRIDGE LOAN AGREEMENT, ANY DOCUMENTS AND/OR INSTRUMENTS RELATING THERETO OR SECURING THE OBLIGATIONS, THE LOAN AGREEMENT, THIS AGREEMENT AND ANY AMENDMENTS HERETO OR THERETO, AT ANY TIME FROM THE BEGINNING OF TIME THROUGH THE DATE HEREOF. LENDER SHALL NOT BE LIABLE OR RESPONSIBLE TO BORROWER OR GUARANTORS FOR ANY ACTS OR OMISSIONS NOR FOR ANY ERROR OF JUDGMENT OR MISTAKE OF LAW OR FACT EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.


13.      COSTS, EXPENSES AND TAXES

         Section 13 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         COSTS, EXPENSES AND TAXES

         Borrower agrees to pay on demand: (a) all costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement, the Notes, the Relevant Documents, and the other documents to be delivered in connection with this Agreement or any amendments to any of the foregoing (including, without limitation, the fees and out-of-pocket expenses of the attorneys for Lender, whether outside counsel or the allocated costs of Lender's internal counsel and the cost of appraisals and reappraisals of the Real Estate Collateral); (b) all losses, costs and expenses incurred by Lender in connection with the enforcement of this Agreement, any of the Notes, any of the Relevant Documents, or any other agreement relating to any of the Obligations, or in the preservation of any rights of Lender under any thereof, or in connection with legal advice relating to the rights or responsibilities of Lender under any thereof (including with limitation court costs and the fees and expenses of attorneys, accountants and appraisers), and any expenditure made by Lender in accordance with this Agreement; and (c) any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, any of the Notes, or any of the Relevant Documents, and all liabilities to which Lender may become subject as the result of delay in paying or omission to pay such taxes. With respect to any amount advanced by Lender and required to be reimbursed by Borrower pursuant to the foregoing provisions of this Section 13, Borrower shall also pay Lender interest on such amount at the Default Rate. Borrower's obligations under this Section 13 shall survive termination of the other provisions of this Agreement.


14.      INDEMNIFICATION BY BORROWER/WAIVER OF CLAIMS

                  Section 14 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         INDEMNIFICATION BY BORROWER/WAIVER OF CLAIMS

         14.1 INDEMNIFICATION. Borrower hereby covenants and agrees to indemnify, defend and hold harmless Lender and its officers, directors, employees and agents from and against any and all claims, damages, liabilities, costs and expenses (including without limitation, the reasonable fees and out-of-pocket expenses of counsel) which may be incurred by or asserted against Lender or any such other individual or entity in connection with: (a) any investigation, action or proceeding arising out of or in any way relating to this Agreement, any of the Notes, any of the Loans, any of the Relevant Documents, any other agreement relating to any of the Obligations, any of the Collateral, or any act or omission relating to any of the foregoing; (b) any taxes (other than income taxes applicable to the Lender), liabilities, claims or damages relating to the Collateral or Lender's liens thereon; (c) the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to Borrower by Lender (which shall automatically be deemed to be without recourse to Lender in any event), or the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; or (d) any broker's commission, finder's fee or similar charge or fee in connection with the Loans and the transactions contemplated in this Agreement. It being further understood and agreed that, excluded from the indemnification set forth above, are any claims attributable to the gross negligence or willful misconduct of the Lender and such indemnified person.

                  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 14.1 may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all matters referred to under this Section. It is further understood and agreed that, to the extent a claim indemnified by the Borrower set forth hereunder is in fact paid by the Borrower and/or an insurer under a policy of insurance maintained by the Borrower, the Borrower and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the indemnified person on whose behalf such claim was paid with respect to the transaction or event giving rise to such claim; provided further that such right of subrogation shall not extend to any insurance policy maintained by or on behalf of the Lender or any indemnified person.

         14.2 WAIVER OF CLAIMS. To the extent permitted by applicable law, no claim may be made by Borrower or any other person against Lender or any of its affiliates, directors, officers, employees, agents, attorneys or consultants for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract, tort or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Neither Lender nor any of its affiliates, directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the transactions contemplated hereby, except for its or their own gross negligence or willful misconduct.

         14.3 CLAIMS PROCEDURE. The Lender and such indemnified person shall promptly notify the Borrower of any claim as to which indemnification is sought, provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify hereunder, so long as such failure does not in any way prejudice the rights of the Borrower with respect to the availability or extent of coverage of insurance or otherwise result in any material adverse consequence to the Borrower. Subject to the rights of insurers under policies of insurance maintained by the Borrower, the Borrower shall have the right to investigate, and a right in its sole discretion to defend or compromise any claim for which indemnification is sought under this
Section 14, and the Lender or such indemnified person shall cooperate with all reasonable requests of the Borrower in connection therewith. Nothing contained in this Section 14 shall be deemed to require the Lender or such indemnified person to contest any claim or to assume responsibility for or control of any judicial proceeding with respect thereto.


15.      MISCELLANEOUS

         Section 15 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         MISCELLANEOUS

         15.1 ENTIRE AGREEMENT; AMENDMENTS; LENDER'S CONSENT. This Agreement (including the Exhibits and Schedules thereto), the Revolving Note, the Capital Expenditure Note, the Bridge Note and the Relevant Documents supersede, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Agreement, any of the Notes or any of the Relevant Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         15.2 NOTICES. All notices and other communications relating to this Agreement or any of the Notes (or to any of the Relevant Documents, unless otherwise specified therein) shall be in writing, and addressed as follows and sent by hand delivery, registered or certified mail, recognized overnight courier service or telecopier with confirmation of delivery:

          If to Lender:     PNC Bank, National Association
                            249 Fifth Avenue
                            Pittsburgh, Pennsylvania 15222-2707
                            Attention:  Thomas J. McCool, Senior Vice President

          With a copy to:   Peter A. Forgosh, Esq. Pitney, Hardin, Kipp & Szuch
                            P.O. Box 1945

                            Morristown, NJ 07962-1945

          If to Borrower:   USA Detergents, Inc.
                            1735 Jersey Avenue
                            North Brunswick, New Jersey  08902
                            Attention:  Richard Coslow, Chief Financial Officer

          With a copy to:   Sheldon Nussbaum, Esq.
                            Fulbright & Jaworski, LLP
                            666 Fifth Avenue
                            New York, New York 10013

                  (The failure to transmit a copy of the notice to the foregoing shall not constitute defective notice to the Borrower.)

         or to such other address as the respective party or its successors or assigns may subsequently designate by proper notice. All notices shall be deemed effective (i) upon receipt of same (whether by personal delivery or transmittal by facsimile/telecopier with confirmation thereof); or (ii) two (2) Banking Days after deposit with an overnight courier; or (iii) three (3) Banking Days if sent by registered or certified mail, postage prepaid, whichever is earlier.

         15.3 GENDER. Throughout this Agreement, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Agreement indicates otherwise.

         15.4 JOINT BORROWERS. If more than one party executes this Agreement as Borrower, then for the purpose of this Agreement the term Borrower shall be read to mean each such party and each party shall be jointly and severally liable as Borrower for the Obligations as defined herein without regard to which party receives the proceeds of any of the Loans. Each such party hereby acknowledges that it expects to derive economic advantage from each of the Loans.

         15.5 CROSS DEFAULT; CROSS COLLATERAL. Borrower hereby agrees that (a) all other agreements between Borrower and Lender or any of Lender's affiliates are hereby amended so that a default (after applicable notice and cure periods, if any,) under this Agreement is a default under all other agreements and a default (after applicable notice and cure periods, if any,) under any one of the other agreements is a default under this Agreement, and (b) the Collateral under this Agreement secures the Obligations now or hereafter outstanding under all other agreements between Borrower and Lender or any of Lender's affiliates and the collateral pledged under any other agreement with Lender or any of its affiliates secures the Obligations under this Agreement.

         15.6 BINDING EFFECT; GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. This Agreement, the Notes, the Relevant Documents and the other documents delivered in connection with this Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

         15.7 FURTHER ASSURANCES. The Borrower shall execute and deliver from time to time hereafter, such additional instruments, certificates and documents, and shall take all actions, as the Lender shall reasonably request for the purpose of implementing or effectuating the provisions of this Agreement, the Notes, or any other Relevant Documents, and upon the exercise by the Lender of any power, right, privilege or remedy pursuant to this Agreement, or any other Relevant Documents, which require any consent, approval, registration, qualification or authorization of any governmental authority, execute and deliver all applications, certifications, instruments and other documents and papers that the Lender that may be so required to obtain.

         15.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         15.9 SEVERABILITY OF PROVISIONS. Any provision of this Agreement, any of the Notes or any of the Relevant Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, such Notes or such Relevant Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

         15.10 TABLE OF CONTENTS; HEADINGS. The table of contents and headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement nor affect its meaning, construction or effect.

         15.11 EXHIBITS AND SCHEDULES. All of the Exhibits and Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

         15.12 FURTHER ACKNOWLEDGMENTS AND AGREEMENTS OF BORROWER AND LENDER.

                  Borrower and Lender acknowledge and agree that they (i) have independently reviewed and approved each and every provision of this Agreement, including the Exhibits and Schedules attached hereto and any and all other documents and items as they or their counsel have deemed appropriate, and (ii) have entered into this Agreement and have executed the closing documents voluntarily, without duress or coercion, and have done all of the above with the advice of their legal counsel or have knowingly and voluntarily elected to proceed without advice of legal counsel.

         15.13 GENERAL LIMITATION ON AMOUNT OF LIABILITY. Notwithstanding any other provisions of this Agreement, the obligations of Borrower hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Bankruptcy Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Borrower in respect of intercompany indebtedness to the Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Borrower hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of Borrower pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among Borrower and other Affiliates of the Borrower of obligations arising under any security provided by such parties.


16.      WAIVER OF JURY TRIAL, CONSENT TO JURISDICTION.

         Section 16 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         WAIVER OF JURY TRIAL, CONSENT TO JURISDICTION.


         16.1 WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE AND AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY BORROWER OR LENDER ON OR WITH RESPECT TO ANY LOANS, LETTERS OF CREDIT, THE OBLIGATIONS OR THE RELEVANT DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO SHALL BE TRIED ONLY BY COURT AND NOT BY A JURY AND EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY. BORROWER AND LENDER AGREE THAT THIS SECTION IS A MATERIAL AND SPECIFIC ASPECT OF THIS AGREEMENT AND LENDER WOULD NOT CONTINUE TO EXTEND CREDIT IF THE WAIVER SET FORTH IN THIS SECTION WAS NOT A PART OF THIS AGREEMENT.

         16.2     CONSENT TO JURISDICTION; SERVICE OF PROCESS.

                  16.2(1) Borrower and Lender consent to the jurisdiction of any court of the State wherein the office of Lender set forth in the first page hereof is located and of any federal court located in such State and waive any right to object to such court as an inconvenient forum.

                  16.2(2) Borrower waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made as Lender may elect, by certified mail directed to Borrower at the location provided in Section 15.2 for notices to Borrower or, in the alternative, in any other form or manner permitted by law.

17.      ACKNOWLEDGMENT OF WAIVERS.

         Section 17 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         ACKNOWLEDGMENT OF WAIVERS. THIS AGREEMENT PROVIDES FOR THE WAIVER OF RIGHTS AND REMEDIES. BORROWER ACKNOWLEDGES THAT IT IS REPRESENTED BY COUNSEL (OR HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL) AND THAT SUCH COUNSEL HAS REVIEWED AND EXPLAINED THE MEANING OF THESE WAIVERS TO BORROWER.

18. CONSENT AND WAIVER. With respect to the proposed lending arrangement about to be entered into between Borrower and New Lender, Lender hereby consents to Borrower granting a lien to the New Lender in and to the Personal Property of Borrower other than the Real Estate Collateral.

19. WARRANT. It is further understood and agreed that the terms of the Original Warrant shall be amended and restated contemporaneously herewith to provide that if, and only if, prior to August 15, 1998, a portion of the PNC Debt (as defined in the Original Warrant) has been indefeasibly repaid such that the outstanding principal amount of the PNC Debt is less than $10,000,000.00, the Warrant Number (as defined in the Original Warrant) shall, automatically and without the need for further action by the Borrower or the Lender, be reduced to the number of shares constituting 1.0% of the number of shares of Common Stock (as defined in the Original Warrant) issued and outstanding as at the date the Original Warrant was initially issued.

20. DEBT TO INDIVIDUAL GUARANTORS. As of the date hereof, the Borrower owes 101 Realty Associates, L.L.C. the aggregate principal sum of Four Million ($4,000,000.00) Dollars (the 101 Realty Debt"). Borrower hereby covenants and agrees that it will not repay any portion of the 101 Realty Debt until the Obligations of Borrower to Lender have been paid in full.

21. AMENDMENT AND RESTATEMENT. It is understood and agreed that this is an amendment and restatement of the Loan Agreement and to that end replaces the Loan Agreement in all respects except as herein specifically provided.



                            SIGNATURES ON NEXT PAGE

         IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by their proper corporate officers and sealed with their seal the day and year first above written.


                                              USA DETERGENTS, INC., Borrower



                                              By: /s/ Uri Evan
                                                  ---------------------------
                                              Name: Uri Evan
                                              Title: Chairman & CEO



                                              PNC BANK, NATIONAL ASSOCIATION,
                                              Lender


                                              By: /s/ Unintelligible
                                                  ---------------------------